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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                        CALIBER LEARNING NETWORK, INC.
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            (Exact name of registrant as specified in its charter)

                  MARYLAND                            52-2001020
(State of incorporation or organization)     IRS Employer Identification No.

               1000 LANCASTER STREET, BALTIMORE, MARYLAND 21202
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                   (Address of principal executive offices)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the
following.    [ ]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General
Instruction A.(c)(2), please check the following box.   [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box.    [ ]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.    [X]

Securities Act registration statement file number to which this Form relates:
333-47565

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT: None

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                    Common Stock, $.01 par value per share
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                               (Title of Class)

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Item 1: Description of Registrant's Securities to be Registered.
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        The description under the heading "Description of Capital Stock"
relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on March 10, 1998 (File No. 333-47565) (the "Registration Statement on Form S-1"), is incorporated herein by reference.

Item 2: Exhibits.
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        The following exhibits are filed herewith (or incorporated by reference as indicated below):

        1. Amended and Restated Articles of Incorporation of the Registrant, incorporated herein by reference, to Exhibit 3.01 of the Registration Statement on Form S-1.

        2. Amended and Restated By-Laws of the Registrant, incorporated herein by reference, to Exhibit 3.02 of the Registration Statement on Form S-1.

        3. Specimen Common Stock Certificate, incorporated herein by reference, to Exhibit 4.01 of the Registration Statement on Form S-1.
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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                        CALIBER LEARNING NETWORK, INC.

                                        By: /s/ Chris L. Nguyen
                                           -------------------------------------
                                           Chris L. Nguyen
                                           President and Chief Executive Officer

Date: March 24, 1998